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                                                           ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent of the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-83057 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.



Hartford, Connecticut                                /s/  Arthur Andersen LLP
April 11, 2000